SPIRIT AEROSYSTEMS HOLDINGS, INC. May 14, 2008 A350 XWB Contract Award Exhibit 99.1

Forward-Looking Information Cautionary Statement Regarding Forward-Looking Statements: This presentation includes forward-looking statements that reflect the plans and expectations of Spirit AeroSystems Holdings, Inc. To the extent that statements in this presentation do not relate to historical or current facts, they constitute forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "estimate," "plan," "forecast," "anticipate," "believe," "project," "continue," or other similar words. These statements reflect Spirit AeroSystems Holdings, Inc.'s current view with respect to future events and are subject to risks and uncertainties, both known and unknown. Such risks and uncertainties may cause the actual results of Spirit AeroSystems Holdings, Inc. to vary materially from those anticipated in forward-looking statements, and therefore we caution investors not to place undue reliance on them. Potential risks and uncertainties include, but are not limited to: our customers' aircraft build rates; the ability to enter into supply arrangements with additional customers and satisfy performance requirements under existing contracts; any adverse impact on our customers' production of aircraft; the success and timely progression of our customers' new programs including, but not limited to The Boeing Company's 787 aircraft program; future levels of business in the aerospace and commercial transport industries; competition from original equipment manufacturers and other aerostructures development programs; the cost and availability of raw materials; the ability to recruit and retain highly skilled employees and relationships with unions; spending by the United States and other governments on defense; the continuing ability to operate successfully as a stand alone company; the outcome of ongoing or future litigation and regulatory actions; and exposure to potential product liability claims. Additional information as to factors that may cause actual results to differ materially from our forward-looking statements can be found in Spirit AeroSystems Holdings, Inc.'s filings with the United States Securities and Exchange Commission. Spirit AeroSystems Holdings, Inc. undertakes no obligation and does not intend to update publicly any forward-looking statements after the date of this presentation, except as required by law.

Overview Announced today contract award for design and build of A350 XWB Section 15 362 unit firm order backlog from 20 customers for A350 XWB Latest step in successful SPR diversification strategy Total Spirit contract value expected to be approximately $2.75 billion over life of the program Total investment of $700 million over approximately 7 years split between SPR, Airbus, suppliers and local governments Manufacturing in new state-of-the-art composites facility in North Carolina SPR continues to pursue additional A350 XWB work scope.

XWB Commitments (not orders): DAE Capital 30 CASGC 20 Kingfisher 20 TunisAir 3 12X 7X 9 11X 16 5 10 10 2X 22X 80X 4X 12 5 20X 60 22 22X 20X 70X A350 XWB Current Customer Base* (20 airline customers to date) * Data as of 4-30-08 10X 10X 12X 4X 22X 14X 6X 6X 6 6X 362 Firm Orders Plus 73 Commitments

A350 XWB Leading & Trailing Edge Markets / Core Products Boeing Boeing Boeing Regional Jets Business Jets 2008 Cessna - Citation Columbus 2007 Rolls Royce BR725 for G650 Commercial Aftermarket Military 2007 Sikorsky CH-53K Fuselage Structures & Systems Propulsion Structures & Systems Wing Structures & Systems 2005 Business Base New Business Wins Diversification Success to Date (Increasing Rates 2005 - 2008) Large Commercial Transport • Boeing • Airbus 2006 Spirit Europe Acquisition MRO Europe/Aviall 2007 & 08 Cathay Pacific MRO China MRO JV 2007 Gulfstream G650 Integrated Wing 2008 A350 XWB Section 15 Unidentified

A350 XWB Fuselage Section 15 Length 19,710 mm 64.7 ft Width 5,962 mm 19.6 ft Weight 4,078 kg 8,990 lbs Significant New Composite Work Package for SPR Section 15

New North Carolina Site

- Greenfield at Global TransPark near Kinston
  - Excellent existing infrastructure
- Composites Super-Site
  - A350XWB Section 15 initially
  - Expansion potential for other programs
  - Includes engineering/R&D center
- Local engineering and skilled-labor pool available
- East coast proximity to Airbus with excellent air/rail/marine access
- Cost competitive environment
- $100 million + committed; additional state incentives available

Kinston, North Carolina
GlobalTrans Park



77
Richmond
95
Norfolk
RTP/Raleigh
70
40
GTP/Kinston
Knoxville
Charlotte
Morehead City
40
Wilmington
Columbia
26
85
Atlanta
Charleston
250 Miles



SITE F
INDUSTRIAL PARK
307 ACRES

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Facility Overview


Global
Trans Park
Kinston, NC
307 Acres
Panel Fabrication
Future Programs
MR&D Lab
Fuselage Assembly

- 307 acre site: room for future expansion
- Composite design, fabrication and panel assembly
- 500K sq. ft. facility in initial phase
- First $100 million building investment funded by Golden Leaf Foundation/Global TransPark Authority
- Projected operational by mid 2010
- Anticipated employment ramp-up in line with A350 XWB production
  - Year-end 2011: ~ 250 employees
  - Year-end 2013: ~ 500 employees
  - Future phases: + 1000 employees
- SPR Composites Center of Excellence - Important foundation for future new programs

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A350 XWB Section 15 Investment Timing Projected Total Investment $700 Million* Total Investment Shared Roughly Equally By SPR, Customer, Suppliers and Local Governments Millions of Dollars * Includes design engineering, tooling, land, building, infrastructure and capital equipment

Summary Important new contract award for SPR. Consistent with SPR design/build strategy Expands Airbus presence/relationship Advances diversification strategy Validates global competitiveness/technology Manufactured in new composites "Super-Site" Cost competitive North Carolina location Significant incentives available Includes engineering/R&D center Foundation for future composites expansion Infrastructure/labor/incentives available for growth Phased approach minimizes risk/investment Sharing of investment between SPR, customer and partners Enhances SPR Long Term Value Creation